                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                                    US COLLATERAL ASSIGNMENT dated as of
                           November 28, 2001, among SALT HOLDINGS CORPORATION, a Delaware corporation ("Holdings"), COMPASS MINERALS
                                                  --------
                           GROUP, INC., a Delaware corporation (the "US
                                                                     --
                           Borrower"), and JPMORGAN CHASE BANK, a New York
                           --------
                           banking corporation ("Chase"), as collateral agent
                                                 -----
                           (in such capacity, the "Collateral Agent") for the
                                                   ----------------
                           Secured Parties (as defined in the US Collateral and Guaranty Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the US Borrower, Sifto Canada Inc. (the
     ----------------
"Canadian Borrower"), Salt Union Limited (the "UK Borrower" and, together with
 -----------------                             -----------
the US Borrower and the Canadian Borrower, the "Borrowers"), the lenders from
                                                ---------
time to time party thereto (the "Lenders"), Chase, as administrative agent for
                                 -------
the Lenders (in such capacity, the "Administrative Agent"), J.P. Morgan Bank
                                    --------------------
Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent, (b) the US Collateral and Guaranty Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "US Collateral and Guaranty Agreement"), among Holdings, the US Borrower,
     ------------------------------------
each Subsidiary of Holdings listed on Schedule I thereto and Chase, as Collateral Agent, and (c) the Merger Agreement dated as of October 13, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "Merger Agreement"), among Holdings, the US Borrower, IMC Global, Inc., YBR
 ----------------
Holdings LLC and YBR Acquisition Corp.

         All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the US Collateral and Guaranty Agreement.

         The Lenders have agreed to make Loans to the Borrowers and to accept and purchase B/As, and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the US Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors (as defined in the US Collateral and Guaranty Agreement) has agreed to guaranty, among other things, all the obligations of the Borrowers under the Credit Agreement. The obligations of the Lenders to make Loans and accept and purchase B/As and the Letter of Credit Issuer to issue Letters of Credit are conditioned

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                                                                               2

upon, among other things, the execution and delivery by Holdings and the US Borrower of an agreement in the form hereof to secure (a) the due and punctual payment by each Borrower of (i) all amounts due in respect of B/As and the principal of, premium (if any) and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and B/As, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and
(iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Credit Documents, (c) the due and punctual payment and performance of all the obligations of each other Credit Party under or pursuant to this Agreement and each of the other Credit Documents, (d) the due and punctual payment and performance of all obligations of each Credit Party under each Interest Rate Protection Agreement and each Other Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement or Other Hedging Agreement, as applicable, is entered into and (e) the due and punctual payment and performance of all monetary obligations and other liabilities of each Credit Party to the Administrative Agent or any of its Affiliates in respect of overdrafts and related liabilities and obligations arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds (all the monetary and other obligations described in the preceding clauses (a) through (e) being collectively called the "Obligations"; all the Obligations other than the monetary and other obligations
 -----------
described in clauses (d) and (e) being collectively called the "Credit Agreement
                                                                ----------------
Obligations").
-----------

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                                                                               3

         Accordingly, Holdings, the US Borrower and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         SECTION 1. Collateral Assignment. As collateral security for the
                    ---------------------
Obligations, each of Holdings and the US Borrower hereby assigns to the Collateral Agent (for the benefit of the Secured Parties), and hereby grants to the Collateral Agent (for the benefit of the Secured Parties) a security interest in, all of Holdings's and the US Borrower's, respectively, right, title and interest in, to and under the following contracts and instruments, as the same may be modified, amended or supplemented from time to time:

                  (a) all indemnification and similar rights of Holdings under the Merger Agreement, including all such rights of Holdings under Section 8.3 of the Merger Agreement; and

                  (b) such other contracts and instruments of Holdings and the US Borrower as Holdings, the US Borrower and the Collateral Agent shall mutually designate from time to time in a writing that refers to this Section 1(b). The contracts and instruments listed in clauses (a) and (b), as amended and in effect from time to time, are referred to collectively as the "Assigned
                                                               --------
Contracts". The foregoing assignment shall include (a) any and all rights to
---------
receive and demand payments under any and all Assigned Contracts, (b) any and all rights to receive and compel performance under any and all Assigned Contracts, (c) the right to make all waivers, amendments, determinations and agreements of or under any and all Assigned Contracts, (d) the right to take such action, including commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Assigned Contracts or by law and (e) any and all other rights, interests and claims now existing or hereafter arising under or in connection with any and all Assigned Contracts; provided, that the Collateral Agent and the Secured Parties shall
           --------
have no power or authority to exercise any of the aforementioned rights other than after the occurrence and during the continuation of an Event of Default.

         SECTION 2.  Agreements, Representations and Warranties.  Each of
                     -------------------------------------------
Holdings and the US Borrower further agrees, represents and warrants to the Collateral Agent and the Secured Parties that:

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                                                                               4

                  (a) as of the Initial Borrowing Date, the Assigned Contracts are in full force and effect, there being no default thereunder by Holdings or the US Borrower. Holdings and the US Borrower will not permit any waiver, supplement, amendment, change or modification to be made to the Assigned Contracts, except as permitted in accordance with the Credit Agreement, without the written consent of the Collateral Agent; and

                  (b) it has the right, power and authority to grant to the Collateral Agent a security interest in its right, title and interest in and to the Assigned Contracts. It has not heretofore hypothecated, assigned, mortgaged, pledged, encumbered or otherwise transferred its right, title or interest under the Assigned Contracts in any manner to any person other than the Collateral Agent, nor will it do so at any time hereafter without the Collateral Agent's prior written consent in each instance. Any such hypothecation, assignment, mortgage, pledge or encumbrance without the Collateral Agent's consent shall be void and of no force or effect.

         SECTION 3. No Obligations for Collateral Agent. Each of Holdings and
                    -----------------------------------
the US Borrower specifically acknowledges and agrees that the Collateral Agent does not assume, and shall have no responsibility for, the performance of any obligations to be performed under or with respect to the Assigned Contracts or by it and it hereby agrees to indemnify and hold harmless the Collateral Agent with respect to any and all claims by any person relating to such obligations. The Collateral Agent, in its discretion and at the US Borrower's expense, may file or record this Agreement. The Collateral Agent agrees to notify the US Borrower promptly after any such filing or recording.

         SECTION 4. Remedies upon Default. Upon the commencement and during the
                    ---------------------
continuance of an Event of Default, the Collateral Agent may, at its option, without notice to or demand upon Holdings or the US Borrower (both of which are hereby waived for the purpose of this Section 4), in addition to all other rights and remedies provided under any of the Credit Documents, in its own name or the name of Holdings or the US Borrower, demand, sue upon or otherwise enforce the Assigned Contracts to the same extent as if the Collateral Agent were the party named in the Assigned Contracts, and exercise all other rights of Holdings and the US Borrower under the Assigned Contracts in such manner as it may determine. Any moneys actually received by the Collateral Agent pursuant to the exercise of any of the rights and remedies granted in this Collateral Assignment shall be applied as follows:

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                                                                               5

               FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Credit Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Credit Document on behalf of any Grantor or Pledgor and any other costs or expenses incurred by any Secured Party in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

               SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

               THIRD, to Holdings and the US Borrower, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          SECTION 5. Reimbursement of Collateral Agent. (a) Each of Holdings and
                     ---------------------------------
     the US Borrower agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure of Holdings or the US Borrower to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Credit Documents and without duplication of any amounts paid pursuant to clause (a) of this Section 5, each of Holdings and the US Borrower agrees to indemnify the Collateral Agent, each other Agent, each Letter of Credit Issuer and each Lender and their respective officers, directors, employees, representatives, trustees, affiliates and agents (each, an "Indemnitee") against, and hold each Indemnitee harmless from, any and all
      ----------
     losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a

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                                                                               6

     result of, the execution, delivery or performance of this Agreement, or any claim, litigation, investigation or proceeding relating hereto or to any of the foregoing, whether or not any Indemnitee is a party thereto; provided,
                                                                      --------
     that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 5 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.14 of the Credit Agreement.

          SECTION 6. Collateral Agent Appointed Attorney-in-Fact. Upon the
                     -------------------------------------------
     occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, as the true and lawful attorney-in-fact and agent of Holdings and the US Borrower, with power of substitution for Holdings and the US Borrower and in Holdings's and the US Borrower's name, the Collateral Agent's name or otherwise for the use and benefit of the Collateral Agent (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Assigned Contracts or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Assigned Contracts; (c) to sign the name of Holdings and the US Borrower on any invoice or bill of lading relating to any of the Assigned Contracts; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Assigned Contracts or to enforce any rights in respect of any Assigned Contracts; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Assigned Contracts; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Assigned Contracts, and to do all

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                                                                               7

     other acts and things necessary to carry out the purposes of this Collateral Assignment, as fully and completely as though the Collateral Agent were Holdings and/or the US Borrower, as applicable, named in the Assigned Contracts; provided, however, that nothing herein contained shall
                         --------  -------
     be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Assigned Contracts or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Party with respect to the Assigned Contracts or any part thereof shall give rise to any defense, counterclaim or offset in favor of Holdings or the US Borrower or to any claim or action against the Collateral Agent or any other Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of Holdings and the US Borrower for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 6 shall in no event relieve Holdings or the US Borrower of any of its obligations hereunder or under the other Credit Documents with respect to the Assigned Contracts or any part thereof or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to the Assigned Contracts or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Collateral Assignment or hereafter, whether hereunder, under any other Credit Document, by law or otherwise. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the Uniform Commercial Code as from time to time in effect in the State of New York or its equivalent in other jurisdictions.

          SECTION 7.  Waivers; Amendment. (a) No failure or delay of the
                      ------------------
     Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the other Agents, the Letter of Credit Issuer and the other Secured Parties under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Credit Document or consent to any departure by Holdings or the US Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Holdings or the US Borrower in any case shall entitle Holdings or the US Borrower to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent, Holdings and the US Borrower, subject to any consent required in accordance with Section 10.11 of the Credit Agreement.

          SECTION 8. Security Interest Absolute. All rights of the Collateral
                     --------------------------
     Agent hereunder and all obligations of Holdings and the US Borrower hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Holdings or the US Borrower in respect of the Obligations or this Agreement (other than the indefeasible payment in full in cash of the Obligations).

          SECTION 9. Termination. This Agreement shall terminate when all the
                     -----------
     Credit Agreement Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend or accept and purchase B/As under the Credit Agreement, the LC Exposure has been reduced to zero and the Letter of Credit Issuer has no further commitment to issue Letters of Credit under the Credit Agreement. Upon such termination, the Collateral Agent shall take such action as Holdings or the US Borrower shall reasonably request at the expense of the US Borrower to reassign and deliver to Holdings or the US Borrower, as

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                                                                               9

     applicable, without recourse or warranty, the Assigned Contracts and related documents, if any, in which the Collateral Agent shall have any interest under this Collateral Assignment and which shall then be held by the Collateral Agent or be in its possession and the security interest of the Collateral Agent in the Assigned Contracts shall terminate. In connection with any termination or release the Collateral Agent shall execute and deliver to the US Borrower, at the US Borrower's expense, all Uniform Commercial Code termination statements and similar documents that the US Borrower shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Collateral Agent.

          SECTION 10. Notices. All communications and notices hereunder shall
                      -------
     (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.03 of the Credit Agreement.

          SECTION 11. Further Assurances. Each of Holdings and the US Borrower
                      ------------------
     covenants to execute and deliver to the Collateral Agent, promptly after demand, such additional assurances, writings or other instruments as may reasonably be required by the Collateral Agent to effectuate the purposes hereof.

          SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever
                      ----------------------------------------------
     in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Holdings and the US Borrower that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. This Agreement shall become effective as to Holdings and the US Borrower when a counterpart hereof executed on behalf of Holdings and the US Borrower, respectively, shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon Holdings and the US Borrower and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of Holdings, the US Borrower, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that Holdings and the US Borrower shall have no right to assign or transfer their rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Credit Documents.

          SECTION 13. Survival of Agreement; Severability. (a) All covenants,
                      -----------------------------------
     agreements, representations and warranties made by Holdings and the US Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive (except as otherwise provided in the applicable Credit Documents) the making by the Lenders of the Loans, the acceptance and purchase by the Lenders of B/As, the issuance of Letters of Credit by the Letter of Credit Issuer and the execution and delivery to the Lenders of any notes evidencing the Loans, regardless of any investigation made by the Lenders or on their behalf and notwithstanding that the Collateral Agent, any other Agent, the Letter of Credit Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect (except as otherwise provided in the applicable Credit Documents) as long as the principal of, premium (if any) or any accrued interest on any Loan or B/A or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

          (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                      -------------
     ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 15. Counterparts. This Agreement may be executed in two or
                      ------------
     more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 16. Jurisdiction; Consent to Service of Process. (a) Each of
                      -------------------------------------------
     Holdings and the US Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against Holdings, the US Borrower or their respective properties in the courts of any jurisdiction.

          (b) Each of Holdings and the US Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (a) of this Section. Each of Holdings and the US Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO
                      --------------------
     THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING

     TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

          SECTION 18. Rules of Interpretation; Headings. The rules of
                      ---------------------------------
     interpretation specified in Sections 1.02 and 10.06 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                  SALT HOLDINGS CORPORATION,


                                                  by ___________________________
                                                     Name:
                                                     Title:

                                                  COMPASS MINERALS GROUP, INC.,


                                                  by ___________________________
                                                     Name:
                                                     Title:

                                                  JPMORGAN CHASE BANK,
                                                  as Collateral Agent,


                                                  by ___________________________
                                                     Name:
                                                     Title: